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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)    November 13, 2002
                                                  ------------------------------


                           Bond Securitization, L.L.C.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


           333-72708                                      36-4449120
--------------------------------              ----------------------------------
   (Commission File Number)                   (Registrant's I.R.S. Employer
                                                    Identification No.)


         1 Bank One Plaza, Chicago, Illinois                      60670
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     (Address of Principal Executive Offices)                   (Zip Code)


                                 (312) 732-4000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

     In connection with the filing of certain materials pursuant to Rule
424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K, the Registrant is filing a prospectus supplement (the "Prospectus Supplement") and a prospectus (the "Prospectus") with the Commission relating to its issuance of Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes and Class A-3 Asset Backed Notes (the "Notes") by New South Motor Vehicle Trust 2002-A.

     In connection with the issuance of the Notes, the Registrant is filing herewith the consent of KPMG LLP ("KPMG") to the use of their name and the incorporation by reference of their report in the Registration Statement of the Registrant (Registration No. 333-72708) and in the Prospectus Supplement referred to above related to the issuance of the Notes. The consent of KPMG is attached hereto as Exhibit 23.1.

Incorporation of Certain Documents by Reference

     The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and December 31, 2000 and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2001, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 26, 2002, Commission File Number 1-10777), incorporated by reference in the Prospectus Supplement, have been incorporated by reference in reliance on KPMG, independent accountants, given on the authority of that firm as experts in accounting and auditing.

Item 7.  Financial Statements and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.


Exhibit
  No.            Document Description
-------          --------------------

23.1             Consent of KPMG


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 13, 2002                        BOND SECURITIZATION, L.L.C.


                                         By:    /s/ James R. Pomposelli
                                                --------------------------------
                                         Name:  James R. Pomposelli
                                         Title: President

                                      S-1